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                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported): June 24, 2003

                             XETA Technologies, Inc.
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             (Exact name of registrant as specified in its charter)

         Oklahoma                      0-16231                  73-1130045
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(State or other jurisdiction         (Commission              (IRS Employer
    of Incorporation)                File Number)           Identification No.)


    1814 West Tacoma, Broken Arrow, Oklahoma                    74012
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    (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code: 918-664-8200
                                                    ----------------------------

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             (Former name or address, if changed since last report.)


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

     99.1     Press release dated June 24, 2003.

Item 9. Regulation FD Disclosure.

     On June 24, 2003, the Company issued a press release reporting that it has signed a "Premium Partner" agreement with Nortel Networks. A copy of the Company's press release is attached hereto as Exhibit 99.1.






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             XETA Technologies, Inc.
                                             (Registrant)


Dated: June 24, 2003                         By: /s/ Jack R. Ingram
                                                --------------------------------
                                                     Jack R. Ingram
                                                     CEO and President




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                                  EXHIBIT INDEX


   SEC No.        Description                                                                                  Page
   -------        -----------                                                                                  ----

         (1)      Underwriting Agreement - None.

         (2) Plan of acquisition, reorganization, arrangement, liquidation or succession - N/A.

         (4) Instruments defining rights of security holders, including indentures - previously filed as Exhibits 3.1, 3.2 and 3.3 to the registrant's Registration Statement on Form S-1,
                  Registration No. 33-7841.

         (16)     Letter on change in certifying accountant - N/A.

         (17)     Letter on director resignation - N/A.

         (20)     Other documents or statements to security holders - None.

         (23)     Consents of experts and counsel - N/A

         (24)     Power of attorney - None.

         (99)     Additional exhibits

                  99.1     Press Release dated June 24, 2003



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